UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2021

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-27446	94-3025618
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

2811 Airpark Drive
Santa Maria,	California	93455
(Address of principal executive offices)		(Zip Code)

(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	LNDC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 20, 2021, Landec Corporation (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on August 23, 2021, the record date for the Annual Meeting, there were 29,461,710 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The three proposals presented to the stockholders of the Company at the Annual Meeting were (1) the election of five directors for a two year term, (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 29, 2022, and (3) the approval of a non-binding advisory proposal on the executive compensation of the Company’s named executive officers.

1. The voting results for the election of directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Albert D. Bolles, Ph.D.	16,819,179	5,293,038	3,041,387
Joshua E. Schechter	18,534,884	3,577,333	3,041,387
Deborah Carosella	21,334,410	777,807	3,041,387
Tonia Pankopf	19,544,382	2,567,835	3,041,387
Craig A. Barbarosh	19,652,072	2,460,145	3,041,387

As a result of the foregoing voting results, each of the foregoing directors was appointed to the Board of Directors (the “Board”), to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

2. Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 29, 2022, with votes as follows:

For	Against	Abstain
25,138,609	14,589	406

3. Stockholders approved the compensation paid to the Company’s named executive officers (in the form of a non-binding, advisory vote), with votes as follows:

For	Against	Abstain	Broker Non-Votes
20,155,216	1,465,183	491,818	3,041,387

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2021

LANDEC CORPORATION

By:	/s/ John D. Morberg
John D. Morberg
Chief Financial Officer

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